SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) August 23, 2001
                                                         ---------------

                               NUWAY ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                      33-43423                        65-0159115
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(State or other                 (Commission                    (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
   formation)


 2000 N.E. 164TH STREET, NORTH MIAMI BEACH, FL                           33162
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (305) 945-9300
                              ---------------------

                          LATIN AMERICAN CASINOS, INC.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 5.  Other Events

         On August 23, 2001 the Registrant announced that through its two newly formed subsidiaries, it has purchased a 30% working interest of Westlinks Resources, Inc.'s assets in the Superb Area of Saskatchewan.

         The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


                                  Exhibit Index
                                  -------------

Exhibit No.
-----------
   99.1              Press release dated August 23, 2001

Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.

                                       NuWay Energy, Inc.
                                       (Registrant)


      8/28/01                          /s/ JEFFREY FELDER
--------------------                   -----------------------------
       Date                            Jeffrey Felder, President


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